UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2023

U.S. BANCORP

(Exact name of registrant as specified in its charter)

1-6880

(Commission File Number)

Delaware	41-0255900
(State or other jurisdiction	(I.R.S. Employer Identification
of incorporation)	Number)

800 Nicollet Mall
Minneapolis, Minnesota 55402
(Address of principal executive offices and zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	USB	New York Stock Exchange
Depositary Shares (each representing 1/100th interest in a share of Series A Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrA	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series B Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrH	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series K Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrP	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series L Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrQ	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series M Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrR	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series O Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrS	New York Stock Exchange
0.850% Medium-Term Notes, Series X (Senior), due June 7, 2024	USB/24B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section l3(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As a bank holding company with over $100 billion in total consolidated assets, the Company is subject to the Dodd-Frank Act’s enhanced prudential standards, as applied to “Category III” institutions under the federal banking regulators’ rules that tailor how enhanced prudential standards apply to large U.S. banking organizations (the “Tailoring Rules”).

In connection with the Company’s December 2022 acquisition of MUFG Union Bank, N.A., the Company committed to submit to the Federal Reserve quarterly implementation plans for complying with requirements associated with a “Category II” banking organization (i.e., institutions with $700 billion or more in total assets or $75 billion or more in cross-jurisdictional activities). The Company also committed to meet requirements applicable to Category II banking organizations by the earlier of (i) the date required under the Tailoring Rules; and (ii) December 31, 2024, if the Federal Reserve notifies the Company by January 1, 2024, that the Company must comply with those requirements.

On October 16, 2023, the Federal Reserve provided notification that the Company has been released from both of these commitments. Accordingly, consistent with the standards applicable to other Category III institutions (a) the Federal Reserve will not require the Company to meet Category II requirements by December 31, 2024 (unless otherwise obligated to do so by regulation) and (b) the Company is no longer required to submit quarterly implementation plans for complying with the requirements associated with a Category II banking organization.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By /s/ James L. Chosy
James L. Chosy
Senior Executive Vice President and General Counsel

October 17, 2023